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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 15, 1996


                                   INTUIT INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



         0-21180                                            77-0034661
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       (Commission                                        (IRS Employer
      File Number)                                      Identification No.)


     2535 Garcia Avenue, Mountain View, CA                    94043
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    (Address of principal executive offices)                (Zip Code)


                                 (415) 944-6000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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ITEM 5:  OTHER EVENTS.

                  On September 15, 1996, Intuit Inc., a Delaware corporation ("Registrant"), and CheckFree Corporation ("CheckFree"), a Delaware corporation, entered into an agreement pursuant to which CheckFree will acquire from Registrant its online banking and bill payment processing subsidiary, Intuit Services Corporation ("ISC"), in exchange for 12.6 million shares of CheckFree Common Stock, representing approximately 23% of the resulting CheckFree shares outstanding (the "Transaction"). Based on the closing price of CheckFree's Common Stock on September 13, 1996 (the last business day before the Transaction was announced), the Transaction is valued at approximately $227.6 million.

                  Intuit acquired ISC in July 1994 and has significantly expanded its operations since that time. In November 1995, Intuit launched online banking and bill payment via its Quicken software, using ISC to accomplish connections between users and financial institutions. The Company expects that the Transaction will allow it to reallocate management and financial resources to its core businesses and to other emerging business opportunities, while still participating indirectly in the banking and bill payment processing business through its investment in CheckFree.

                  In connection with the Transaction, it is anticipated that Intuit and CheckFree also will enter into certain ancillary agreements to assist in the integration of ISC's operations into CheckFree and to otherwise facilitate the transition. The closing of the Transaction, which is expected to occur by early in calendar 1997, is subject to certain conditions, including the approval of the CheckFree stockholders, obtaining certain regulatory approvals and the registration of the CheckFree shares to be issued to Intuit under the Securities Act of 1933, as amended.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTUIT INC.




Date:  October 15, 1996                       By:/s/  James J. Heeger
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                                                 James J. Heeger
                                                 Chief Financial Officer